Matthews Asian Funds

F O R M O R E I N F O R M A T I O N A B O U T M A T T H E W S A S I A N F U N D S 8 0 0 . 7 8 9 . A S I A [ 2 7 4 2 ] w w w . m a t t h e w s f u n d s . c o m	THIRD QUARTER REPORT MAY 31, 2004

Pacific Tiger Fund Asian Growth and Income Fund Korea Fund China Fund Japan Fund Asian Technology Fund Asia Pacific Fund
©2004 Matthews International Capital Management, LLC MAT3Q-0504-100M-FST

Matthews Asian Funds

Free e-mail communications on Asia and the Funds
are available at www.matthewsfunds.com

■ Asia Weekly

■ Asia Insight (monthly)

■ AsiaNow Special Reports

■ Occasional Fund Updates

CONTENTS

 2   Message to Shareholders

 5   Redemption Fee Policy and
     Investor Disclosure

 6   Matthews Pacific Tiger Fund

10   Matthews Asian Growth and Income Fund

16   Matthews Korea Fund

20   Matthews China Fund

24   Matthews Japan Fund

28   Matthews Asian Technology Fund

32   Matthews Asia Pacific Fund

M E S S A G E   T O    S H A R E H O L D E R S

FROM THE INVESTMENT ADVISOR

Dear Shareholder,

The three-month period from March 1 to May 31, 2004, was a volatile period for Asian equity markets. During the quarter, investors digested the gains of the prior year, weighed the potential impact of rising U.S. interest rates, and mulled over an increase in raw material prices. During this period, Japanese stocks saw strong gains, while most other Asian markets declined. Of the seven Matthews Asian Funds, six saw declines while one, the Matthews Japan Fund, showed a gain for the period.

Overall, the Asian markets have seen substantial gains from the lows of last spring, and a period of consolidation and digestion was perhaps to be expected. The recent correction in Asian markets was led in part by concerns about the sustainability of recent strong growth in China, while confidence in Japan’s nascent recovery has continued to improve. The authorities in China have signaled that they would like to see more-controlled growth in some sectors, while in Japan no such concerns have been expressed.

There has been much debate in recent weeks as to whether the Chinese economy is likely to experience a significant slowing of economic growth as a result of policy actions by the central government. In the last several years, China has reported annualized real economic growth of 8% to 9% without any evidence of overheating or serious imbalances. In recent months, however, the government has indicated that it now sees signs of excess in some industries and in order to curb such pressures, it has introduced a series of policy measures to combat overheating. Those measures have focused on limiting lending to sectors such as cement, steel, aluminum and construction, while at the same time increasing the reserve requirements for all banks to slow credit growth. In prior periods, such methods have been successful in slowing growth; but in an economy that is changing as rapidly as China’s, there is always uncertainty as to how particular policy changes will translate to the real economy. We do not believe that there is any particular reason to expect the outcome to be dramatically different this time. We remain optimistic that the long-term growth prospects for China are strong, whatever the short term may bring, and we continue to focus our efforts in identifying, from the bottom up, companies that can participate in and lead that long-term growth. For a region that has in recent years relied heavily on growing demand from China as its perceived “engine” of growth, the suggestion that Chinese economic growth might slow is of concern. The

2      MATTHEWS ASIAN FUNDS

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nascent recovery in Japan, therefore, is a particularly welcome prospect for the region and offers a possible second piston for the region.

Recent evidence of economic recovery in Japan includes signs of improved sentiment among consumers, a reduction in non-performing loans in the banking system, higher-than-expected short-term GDP numbers, and the performance of the Japanese stock market itself. Investors are naturally wary of another potential “false dawn” in Japan, and we would, as always, caution against excessive short-term optimism, but we do see signs of long-term improvement in Japan and have received positive feedback from recent company visits suggesting improving confidence at the company management level.

Following the corrections that have taken place in most non-Japan Asian markets, we are of the opinion that valuations are once again undemanding for many publicly traded companies in the region. The Funds have continued to focus on seeking long-term growth through investment in companies in a variety of sectors, but tend to have a higher weighting in domestically oriented companies than do most benchmarks. This is primarily because the investment advisor believes that such companies have particularly strong long-term prospects as living standards continue to show long-term improvement. While many countries in Asia have historically adopted export-driven economic models, we believe that for the region as a whole to sustain its recent progress, it is inevitable that more emphasis be placed on domestic consumption in general and the service sector in particular.

Our frequent investment trips to Asia continue to reinforce our belief that the region is continuing to reduce barriers to trade and investment between countries within the area as well as with the rest of the world, and that these reduced barriers are having a real impact at the individual company level. Merger-and-acquisition activity has continued to gather pace, particularly in China, and privatizations of major corporations and their listings on overseas and domestic stock exchanges remains a growing feature of financial reform in the region.

For the region outside of Japan and China, recent performance has been mixed, with markets giving up some of their gains of the past year in a period of correction and consolidation. Indian markets reacted in a particularly volatile fashion to political events

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M E S S A G E S    T O   S H A R E H O L D E R S

during the quarter, and elections around the region have caused some uncertainty in Indonesia and Taiwan. The recent evidence of economic recovery around the globe has had a positive impact on regional trade, but increases in some commodity prices, including oil, have had a negative impact on expectations for profit margins in some industries. We have always believed that for most investors, a diversified approach to the region is appropriate.

In closing, we invite shareholders to visit the Matthews Asian Funds’ website, www.matthewsfunds.com, where various free e-mail communications on Asia and the Funds are available on a weekly, monthly and quarterly basis.

Thank you for your continued support.

G. Paul Matthews
Chairman and Chief Investment Officer
Matthews International Capital Management, LLC

Mark W. Headley
President and Portfolio Manager
Matthews International Capital Management, LLC

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REDEMPTION FEE POLICY

The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell your shares within 90 days after purchasing them. The redemption fee is paid directly to the Funds and is designed to offset transaction costs associated with short-term trading of Fund shares. For more information about this policy, please see the Funds’ prospectus.

INVESTOR DISCLOSURE

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns are net of the Funds’ management fee and other operating expenses. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

Investment Risk: Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location.

Fund Holdings: The Fund holdings shown in this report are as of May 31, 2004. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings.

This report is submitted for the general information of the shareholders of the Matthews Asian Funds. It is authorized for distribution only if preceded or accompanied by a current Matthews Asian Funds prospectus. Additional copies of the prospectus may be obtained by calling 800-789-ASIA [2742] or can be downloaded from the Funds’ website at www.matthewsfunds.com. Please read the prospectus carefully before you invest or send money, as it explains the risks, fees and expenses of investing in the Funds.

The Matthews Asian Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

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M A T T H E W S   P A C I F I C    T I G E R   F U N D

CO-PORTFOLIO MANAGERS	SYMBOL: MAPTX

G. Paul Matthews and Mark W. Headley

The Matthews Pacific Tiger Fund invests at least 80% of its assets in the common and preferred stocks of companies located in the Pacific Tiger countries of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

PORTFOLIO MANAGER COMMENTARY

The Matthews Pacific Tiger Fund has seen a fairly sharp consolidation in recent months following its very strong gains of the last year. For the fiscal quarter ended May 31, 2004, the Fund lost 6.49%, versus a loss of 9.81% for the MSCI All Country Far East Free ex-Japan Index. A sharp pullback across most Asian markets was driven by concerns over China’s economy, rising oil prices and related uncertainties in the Middle East, as well as the specter of rising interest rates. After the rally of the last year, such concerns were almost bound to encourage profit-taking. While we are comfortable with the overall environment, it is unlikely that these concerns can be resolved in a short period of time.

The Fund saw negative returns in every market in which it participates, but the broadest losses were in China/Hong Kong companies. By sector, only consumer/retail-related companies managed a positive contribution. Financials, information technology and telecoms all suffered significant losses. Valuations that might have been a bit stretched at the beginning of the year have been reduced to levels that we believe are attractive.

The outlook for earnings can never be assured. There are many issues, such as the attempt to slow the Chinese economy, that may take many months to clarify. We are encouraged by the continued intra-regional activity that reduced barriers to trade and services are allowing. The development of regionally diversified business organizations may bode well for a more stable and diversified future for many of the companies that today operate primarily in their home market.

Overall, the portfolio continues to concentrate on our core areas of interest: consumer/retail, financials and technology of all sorts. Our emphasis on companies that make their money in the Asia region versus global operations remains in place. The Fund is fully invested.

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FUND HIGHLIGHTS	Fund Inception: 9/12/94
---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF MAY 31, 2004*
---------------------------------------------------------------------------------------------------------
                                                                                                 SINCE
                                                     3 MTHS      1 YR      3 YRS      5 YRS    INCEPTION
---------------------------------------------------------------------------------------------------------
Matthews Pacific Tiger Fund                          -6.49%     45.97%     13.73%     11.38%     4.72%

MSCI All Country Far East Free ex-Japan Index(1)     -9.81%     39.22%     10.15%      1.20%    -2.94%

Lipper Pacific ex-Japan Funds Category Average(2)    -9.23%     38.54%      9.90%      4.98%    -1.03%+
---------------------------------------------------------------------------------------------------------
  + From 8/31/94

---------------------------------------------------------------------------------------------------------
MATTHEWS PACIFIC TIGER FUND AVERAGE ANNUAL RETURNS AS OF*:
---------------------------------------------------------------------------------------------------------
                                                                                                 SINCE
                                                                 1 YR      3 YRS      5 YRS    INCEPTION
---------------------------------------------------------------------------------------------------------
March 31, 2004                                                  81.45%     19.10%     18.59%     5.32%

June 30, 2004                                                   37.88%     14.68%      6.83%     4.64%
---------------------------------------------------------------------------------------------------------

  *Assumes reinvestment of all dividends. Past performance is not indicative of future results.
   Unusually high returns may not be sustainable.

-------------------------------------------------------
                OPERATING EXPENSES(3)
-------------------------------------------------------
For nine months ended 5/31/04, annualized**     1.49%

For Fiscal Year 2003 (ended 8/31/03)***         1.75%
-------------------------------------------------------

  **Unaudited     ***Audited

-------------------------------------------------------
                 PORTFOLIO TURNOVER(4)
-------------------------------------------------------
For nine months ended 5/31/04, annualized**    15.48%

For Fiscal Year 2003 (ended 8/31/03)***        28.24%
-------------------------------------------------------

-------------------------------------
         COUNTRY ALLOCATION++
-------------------------------------
China/Hong Kong                  37%

South Korea                      25%

Singapore                        13%

Thailand                          8%

India(1)                          6%

Taiwan                            4%

Indonesia                         4%

Philippines             less than 1%

Cash                              1%
-------------------------------------

-------------------------------------
         SECTOR ALLOCATION++
-------------------------------------
Financials                       29%

Consumer Discretionary           17%

Information Technology           17%

Consumer Staples                 13%

Telecommunication Services       11%

Health Care                       5%

Utilities                         3%

Industrial                        3%

Cash                              1%
-------------------------------------

-------------------------------------
        MARKET CAP EXPOSURE++
-------------------------------------
Large cap (over $5 billion)      26%

Mid cap ($1-$5 billion)          52%

Small cap (under $1 billion)     21%

Cash                              1%
-------------------------------------
  ++ Percentage figures are rounded.

--------------------------------------------------------------------------
     NAV          ASSETS            REDEMPTION FEE          12b-1 FEES
--------------------------------------------------------------------------
   $13.12     $594.9 million     2.00% within 90 days          None
--------------------------------------------------------------------------
All data is as of May 31, 2004, unless otherwise noted.
[1]	The MSCI All Country Far East Free ex-Japan Index is an unmanaged capitalization-weighted index of the stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. As of May 31, 2004, 6.29% of the assets in the Matthews Pacific Tiger Fund were invested in India, which is not included in the MSCI All Country Far East Free ex-Japan Index. Source: Bloomberg.
[2]	As of 5/31/04, the Lipper Pacific ex-Japan Funds Category Average consisted of 61 funds for the three-month period, 58 funds for the one-year period, 54 funds for the three-year period, 41 funds for the five-year period, and 15 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.
[3]	Includes management fee, shareholder services fees and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

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M A T T H E W S   P A C I F I C   T I G E R    F U N D

SCHEDULE OF INVESTMENTS (Unaudited)

EQUITIES: 98.68%*

                                              SHARES               VALUE
============================================================================
CHINA/HONG KONG: 37.17%
Dah Sing Financial Group                     3,653,600          $24,610,785
Giordano International, Ltd.                39,929,000           24,462,846
Swire Pacific, Ltd. A Shares                 2,836,000           18,284,684
PICC Property and Casualty
 Co., Ltd. H Shares **                      35,408,000           13,969,848
PCCW, Ltd. **                               18,878,000           12,837,397
BYD Co., Ltd. H Shares                       3,407,500           11,913,724
Travelsky Technology,
 Ltd. H Shares                              17,468,000           11,654,448
Shangri-La Asia, Ltd.                       11,176,000           10,969,656
Cosco Pacific, Ltd.                          7,484,000           10,370,572
Lenovo Group, Ltd.                          32,304,000           10,154,711
Hang Lung Group, Ltd.                        7,114,000            9,675,310
Television Broadcasts, Ltd.                  2,114,700            9,306,536
Huaneng Power International,
 Inc. ADR                                      229,000            8,518,800
Sa Sa International Holdings, Ltd.          22,582,000            8,402,443
China Pharmaceutical Group, Ltd.            24,935,000            7,518,348
China Mobile HK, Ltd.                        2,533,217            7,248,071
Moulin International
 Holdings, Ltd.                             11,174,000            7,060,900
China Mobile HK, Ltd. ADR                      346,350            4,970,123
Asia Satellite Telecommunications
 Holdings, Ltd.                              3,097,600            4,848,756
Vitasoy International
 Holdings, Ltd.                             18,800,750            4,293,786

Total China/Hong Kong                                           221,071,744
============================================================================

                                              SHARES               VALUE
============================================================================
SOUTH KOREA: 24.74%
Hana Bank                                    1,027,777          $22,850,272
Amorepacific Corp.                             113,910           19,605,095
Internet Auction Co., Ltd. **                  196,686           15,380,999
Samsung Electronics Co., Ltd.                   28,253           12,611,322
Hite Brewery Co., Ltd.                         171,957           11,129,712
Nong Shim Co., Ltd.                             56,148           10,555,313
Pulmuone Co., Ltd.                             236,540            9,725,968
Kookmin Bank **                                279,080            9,702,339
Samsung Securities Co., Ltd.                   472,640            8,418,627
SK Telecom Co., Ltd.                            42,765            7,268,527
S1 Corp.                                       271,110            5,864,605
SK Telecom Co., Ltd. ADR                       263,000            5,488,810
LG Home Shopping, Inc.                         170,223            5,260,336
Kookmin Bank ADR                                62,000            2,136,520
KT Corp. ADR                                    66,000            1,151,700

Total South Korea                                               147,150,145
============================================================================

SINGAPORE: 13.42%
DBS Group Holdings, Ltd.                     2,564,750           21,262,958
Venture Corp., Ltd.                          1,881,800           20,026,800
Fraser and Neave, Ltd.                       2,292,550           18,197,516
Hyflux, Ltd.                                12,418,125           10,587,259
Parkway Holdings, Ltd.                      12,339,000            8,343,290
Great Eastern Holdings, Ltd.                   212,500            1,474,350

Total Singapore                                                  79,892,173
============================================================================

THAILAND: 8.45%
Advanced Info Service
 Public Co., Ltd.                           10,166,000           22,050,974
Bangkok Bank Public Co., Ltd. **             9,188,900           21,743,515
Serm Suk Public Co., Ltd.                   10,671,900            6,444,702

Total Thailand                                                   50,239,191
============================================================================

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                                              SHARES               VALUE
============================================================================
INDIA: 6.29%
Hero Honda Motors, Ltd.                      1,019,800          $10,159,805
Cipla, Ltd.                                  1,759,625            9,313,723
Infosys Technologies, Ltd.                      81,966            9,131,742
HDFC Bank, Ltd.                              1,085,883            8,845,675

Total India                                                      37,450,945
============================================================================

TAIWAN: 4.43%
Hon Hai Precision Industry
 Co., Ltd.                                   5,079,300           20,804,935
Taiwan Semiconductor
 Manufacturing Co., Ltd. **                  3,172,189            5,520,988

Total Taiwan                                                     26,325,923
============================================================================

INDONESIA: 4.06%
PT Ramayana Lestari Sentosa                 20,845,600            9,102,391
PT Astra International, Inc.                14,291,730            8,860,102
PT Bank Central Asia                        15,565,500            6,209,418

Total Indonesia                                                  24,171,911
============================================================================

PHILIPPINES: 0.12%
SM Prime Holdings, Inc.                      7,030,000              741,986

Total Philippines                                                   741,986
============================================================================

                                                                   VALUE
============================================================================
TOTAL INVESTMENTS: 98.68%                                      $587,044,018
(Cost $516,366,471***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.32%                                           7,842,757
                                                               ------------

NET ASSETS: 100.00%                                            $594,886,775
============================================================================
*	As a percentage of net assets as of May 31, 2004
**	Non-income producing security
***	Cost of investments is $516,366,471 and net unrealized appreciation consists of:
     Gross unrealized appreciation..............$89,266,757
     Gross unrealized depreciation..............(18,589,210)
                                                -----------
     Net unrealized appreciation................$70,677,547
                                                ===========

ADR American Depositary Receipt

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M A T T H E W S   A S I A N   G R O W T H   A N D   I N C O M E   F U N D

PORTFOLIO MANAGER	SYMBOL: MACSX

G. Paul Matthews

The Matthews Asian Growth and Income Fund invests at least 80% of its assets in the convertible bonds and dividend-paying equity securities of companies located in Asia, which includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

Note: This fund is closed to new investors.

PORTFOLIO MANAGER COMMENTARY

The three-month period ended May 31, 2004, saw most Asian markets decline, with the exception of Japan, which continued its recent positive performance. The Matthews Asian Growth and Income Fund declined 2.81% over the period, while the Fund’s benchmark, the MSCI All Country Far East Free ex-Japan Index, declined 9.81%. The fact that the Fund fell less than its benchmark was due in large part to positions held in convertible bonds (approximately 23% of the portfolio at the end of the period) and in higher-yielding stocks in the region.

During the quarter, the Fund saw gains in its small positions in Japanese REITs, Singaporean securities and in one position held in Australia, but positions in all other Asian countries were down over the period. By industry, the Fund’s best performers were in the utilities sector, with the weakest in the financial and telecom sectors. Due to its investment strategies, the Fund has historically risen less than its peers during periods of strong underlying equity market performance and fallen less during weaker periods.

During the period, the Fund continued to increase its positions in Singaporean dividend-paying stocks and slightly reduce its positions in Chinese securities. While the economic headlines in the region have been dominated in recent years by reports of China’s extraordinary rise, the rest of the region has attracted less attention. However, we believe that there are a number of attractively priced companies listed and operating outside of China, and the Fund’s primary focus remains toward companies listed in China’s special administrative region of Hong Kong, along with Singapore and South Korea.

10    MATTHEWS ASIAN FUNDS

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FUND HIGHLIGHTS	Fund Inception: 9/12/94
----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF MAY 31, 2004*
----------------------------------------------------------------------------------------------------------
                                                                                                 SINCE
                                                     3 MTHS      1 YR      3 YRS     5 YRS     INCEPTION
----------------------------------------------------------------------------------------------------------
Matthews Asian Growth and Income Fund                -2.81%     32.41%     17.69%    18.82%     10.19%

MSCI All Country Far East Free ex-Japan Index(1)     -9.81%     39.22%     10.15%     1.20%     -2.94%

Lipper Pacific ex-Japan Funds Category Average(2)     9.23%     38.54%      9.90%     4.98%     -1.03%+
----------------------------------------------------------------------------------------------------------
  + From 8/31/94

----------------------------------------------------------------------------------------------------------
MATTHEWS ASIAN GROWTH AND INCOME FUND AVERAGE ANNUAL RETURNS AS OF*:
----------------------------------------------------------------------------------------------------------
                                                                                                 SINCE
                                                                 1 YR      3 YRS     5 YRS     INCEPTION
----------------------------------------------------------------------------------------------------------
March 31, 2004                                                  49.32%     22.02%    22.33%     10.75%

June 30, 2004                                                   30.79%     18.28%    16.71%     10.22%
----------------------------------------------------------------------------------------------------------
  *Assumes reinvestment of all dividends. Past performance is not indicative of future results.
   Unusually high returns may not be sustainable.

---------------------------------------------------------
                OPERATING EXPENSES(3)
---------------------------------------------------------
For nine months ended 5/31/04, annualized**        1.45%

For Fiscal Year 2003 (ended 8/31/03)***            1.69%
---------------------------------------------------------
  **Unaudited     ***Audited

---------------------------------------------------------
                PORTFOLIO TURNOVER(4)
---------------------------------------------------------
For nine months ended 5/31/04, annualized**       14.07%

For Fiscal Year 2003 (ended 8/31/03)***           13.33%
---------------------------------------------------------

--------------------------------------
         COUNTRY ALLOCATION++
--------------------------------------
China/Hong Kong                   40%

South Korea                       20%

Singapore                         13%

Taiwan                            10%

Thailand                           6%

Japan(1)                           4%

United Kingdom(1)                  3%

Indonesia                          2%

Australia(1)                       2%

India(1)                           1%

Cash                               1%
--------------------------------------

--------------------------------------
         SECTOR ALLOCATION++
--------------------------------------
Financials                        33%

Telecommunication Services        22%

Consumer Discretionary            14%

Utilities                         12%

Industrials                        6%

Consumer Staples                   5%

Energy                             4%

Materials                          2%

Health Care                        1%

Cash                               1%
--------------------------------------

--------------------------------------
     BREAKDOWN BY SECURITY TYPE++
--------------------------------------
Equities                          72%

Preferred Equities                 4%

International Dollar Bonds        23%

Cash                               1%
--------------------------------------

--------------------------------------
MARKET CAP EXPOSURE++  (EQUITIES ONLY)
--------------------------------------
Large cap (over $5 billion)       52%

Mid cap ($1-$5 billion)           25%

Small cap (under $1 billion)      22%

Cash                               1%
--------------------------------------
  ++ Percentage figures are rounded.

----------------------------------------------------------------------------
       NAV          Assets            Redemption Fee          12b-1 Fees
----------------------------------------------------------------------------
     $14.20     $993.4 million     2.00% within 90 days          None
----------------------------------------------------------------------------
All data is as of May 31, 2004, unless otherwise noted.
[1]	The MSCI All Country Far East Free ex-Japan Index is an unmanaged capitalization-weighted index of the stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. As of May 31, 2004, 0.81% of the assets in the Matthews Asian Growth and Income Fund were invested in India, 3.81% of the Funds’s assets were invested in Japan, 1.61% of the Fund’s assets were invested in Australia, and 2.57% of the Fund’s assets were invested in the United Kingdom, which are not included in the MSCI All Country Far East Free ex-Japan Index. Source: Bloomberg.
[2]	As of 5/31/04, the Lipper Pacific ex-Japan Funds Category Average consisted of 61 funds for the three-month period, 58 funds for the one-year period, 54 funds for the three-year period, 41 funds for the five-year period, and 15 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.
[3]	Includes management fee, shareholder services fees and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

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M A T T H E W S   A S I A N   G R O W T H   A N D   I N C O M E   F U N D

SCHEDULE OF INVESTMENTS (Unaudited)

EQUITIES: 75.92%*

                                              SHARES               VALUE
============================================================================
CHINA/HONG KONG: 29.25%
CLP Holdings, Ltd.                           4,704,200          $24,927,631
Hongkong Electric
 Holdings, Ltd.                              5,914,500           24,738,924
Hongkong Land Holdings, Ltd.                14,148,700           22,920,894
Hong Kong & China
 Gas Co., Ltd.                              14,006,000           22,103,671
Television Broadcasts, Ltd.                  3,806,000           16,749,740
Sun Hung Kai Properties, Ltd.                1,878,000           15,963,446
Shangri-La Asia, Ltd.                       15,641,400           15,352,610
Giordano International, Ltd.                24,585,000           15,062,212
Hang Seng Bank, Ltd.                         1,128,800           14,302,082
Cafe de Coral Holdings, Ltd.                15,091,100           13,941,149
PCCW, Ltd. **                               19,206,000           13,060,445
Wharf Holdings, Ltd.                         4,553,000           12,851,846
MTR Corp., Ltd.                              8,342,300           12,202,135
Citic Pacific, Ltd.                          4,842,000           11,803,847
Cheung Kong Infrastructure
 Holdings, Ltd.                              4,475,500           10,852,968
Hengan International
 Group Co., Ltd.                            18,148,000           10,652,831
PetroChina Co., Ltd. ADR                       202,250            9,606,875
Hang Lung Group, Ltd.                        5,693,000            7,742,696
PetroChina Co., Ltd. H Shares               15,666,000            7,437,124
Vitasoy International
 Holdings, Ltd.                             26,825,000            6,126,394
Lerado Group Co., Ltd.                       6,396,000            1,124,279
China Hong Kong Photo Products
 Holdings, Ltd.                             14,998,003              923,677

Total China/Hong Kong                                           290,447,476
============================================================================

                                              SHARES               VALUE
============================================================================
SOUTH KOREA: 14.01%
Korea Gas Corp.                                658,590          $17,836,400
Shinhan Financial Group, Ltd.                1,051,230           17,009,902
Samsung Fire & Marine
 Insurance Co., Ltd.                           236,940           15,193,286
Hyundai Motor Co., Ltd., Pfd.                  721,890           14,128,582
KT Corp., ADR                                  631,800           11,024,910
Hyundai Motor Co., Ltd., 2nd Pfd.              510,230           10,905,813
Korean Reinsurance Co.                         218,669            8,137,088
SK Telecom Co., Ltd. ADR                       368,300            7,686,421
Sindo Ricoh Co.                                121,490            5,933,972
Korea Electric Power Corp., ADR                620,950            5,557,502
LG Ad, Inc.                                    340,870            5,383,929
Korea Electric Power Corp.                     238,500            3,859,157
LG Chem Ltd., Pfd.                             200,380            3,818,564
Samsung Fire & Marine
 Insurance Co., Ltd., Pfd.                     142,820            3,690,186
Daehan City Gas Co., Ltd.                      280,300            3,296,373
Samchully Co., Ltd.                             66,410            3,123,969
LG Household & Health Care,
 Ltd. Pfd.                                     177,830            2,549,261

Total South Korea                                               139,135,315
============================================================================

SINGAPORE: 13.08%
Singapore Post, Ltd.                        56,996,000           27,312,503
Singapore Press Holdings, Ltd.               1,910,000           23,022,196
Fraser And Neave, Ltd.                       2,881,820           22,874,949
Singapore Telecommunications, Ltd.          15,769,000           20,305,224
CapitalMall Trust REIT                      15,149,000           14,518,812
Singapore Exchange, Ltd.                    12,820,000           11,985,183
Parkway Holdings, Ltd.                       6,749,000            4,563,487
DBS Group Holdings, Ltd.                       409,335            3,393,573
Singapore Technologies
 Engineering, Ltd.                           1,742,000            1,976,811

Total Singapore                                                 129,952,738
============================================================================

12    MATTHEWS ASIAN FUNDS

M A Y   3 1 ,   2 0 0 4

                                              SHARES               VALUE
============================================================================
THAILAND: 6.30%
PTT Public Co., Ltd.                         4,819,000          $18,292,482
Advanced Info Service
 Public Co., Ltd.                            7,370,000           15,986,197
BEC World Public Co., Ltd.                  27,563,900           11,210,361
Bangkok Bank Public Co., Ltd. **             4,196,300            9,929,623
Charoen Pokphand Foods
 Public Co., Ltd.                           52,037,000            4,463,612
Thai Reinsurance
 Public Co., Ltd.                           25,672,800            2,695,739
Charoen Pokphand Foods
 Public Co., Ltd. Warrants **                  638,000               34,597

Total Thailand                                                   62,612,611
============================================================================

JAPAN: 3.81%
Nippon Building Fund, Inc. REIT                  1,887           13,607,229
Japan Retail Fund Investment
 Corp. REIT                                      1,980           13,310,473
Japan Real Estate Investment
 Corp. REIT                                      1,592           10,918,218

Total Japan                                                      37,835,920
============================================================================

UNITED KINGDOM: 2.57%
HSBC Holdings PLC ADR                          278,700           20,632,161
HSBC Holdings PLC                              329,600            4,884,435

Total United Kingdom                                             25,516,596
============================================================================

                                              SHARES               VALUE
============================================================================
INDONESIA: 2.34%
PT Telekomunikasi Indonesia ADR                745,500          $12,039,825
PT Tempo Scan Pacific                       12,357,000            9,259,423
PT Ramayana Lestari Sentosa                  2,936,000            1,282,027
PT Telekomunikasi Indonesia                    880,000              702,102

Total Indonesia                                                  23,283,377
============================================================================

TAIWAN: 2.14%
Chunghwa Telecom Co., Ltd. ADR               1,252,200           20,223,030
Chunghwa Telecom Co., Ltd.                     648,000            1,069,467

Total Taiwan                                                     21,292,497
============================================================================

AUSTRALIA: 1.61%
AXA Asia Pacific Holdings, Ltd.              6,585,658           15,978,320

Total Australia                                                  15,978,320
============================================================================

INDIA: 0.81%
Hero Honda Motors, Ltd.                        812,300            8,092,577

Total India                                                       8,092,577
============================================================================

TOTAL EQUITIES
(Cost $621,954,299)                                            $754,147,427
============================================================================

See footnotes on page 15.

800.789.ASIA [2742]     www.matthewsfunds.com    13

M A T T H E W S   A S I A N   G R O W T H   A N D   I N C O M E   F U N D

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

INTERNATIONAL DOLLAR BONDS: 23.30%*

                                           FACE AMOUNT             VALUE
============================================================================
CHINA/HONG KONG: 10.28%
China Mobile Hong Kong, Ltd., Cnv.
 2.250%, 11/03/05                          $47,650,000          $47,361,717
PCCW Capital II, Ltd., Cnv.
 1.000%, 01/29/07                           26,050,000           28,744,612
Hang Lung Properties., Ltd., Cnv.
 5.250%, 12/29/49                           11,550,000           12,416,250
New World Capital Finance, Ltd., Cnv.
 3.000%, 06/09/04                            4,890,000            6,014,700
Tingyi  (C.I.) Holding Corp., Cnv.
 3.500%, 06/04/05                            3,500,000            3,988,542
PCCW Capital, Ltd., Cnv.
 3.500%, 12/05/05                            3,000,000            3,585,000

Total China/Hong Kong                                           102,110,821
============================================================================

                                           FACE AMOUNT             VALUE
============================================================================
TAIWAN: 7.52%
Cathay Financial Holding Co., Cnv.
 0.000%, 05/20/07                          $30,600,000          $36,612,900
Fubon Financial Holding Co., Ltd., Cnv.
 0.000%, 07/10/04                           26,000,000           28,075,060
Sinopac Holdings Co., Cnv.
 0.000%, 07/12/07                            8,000,000            9,996,667

Total Taiwan                                                     74,684,627
============================================================================

SOUTH KOREA: 5.50%
Korea Telecom Corp., Cnv.
   0.250%, 01/04/07                         35,825,000           35,896,292
Korea Deposit Insurance Corp., Cnv.
   2.250%, 10/11/05                         14,820,000           18,395,325
Korea Telecom Corp., Cnv.***
   0.250%, 01/04/07                            375,000              375,746

Total South Korea                                                54,667,363
============================================================================

TOTAL INTERNATIONAL
DOLLAR BONDS                                                   $231,462,811
(Cost $227,269,620)
============================================================================

14    MATTHEWS ASIAN FUNDS

M A Y   3 1 ,   2 0 0 4

                                                                   VALUE
============================================================================
TOTAL INVESTMENTS: 99.22%*                                     $985,610,238
(Cost $849,223,919****)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 0.78%                                           7,742,605
                                                               ------------

NET ASSETS: 100.00%                                            $993,352,843
============================================================================

*	As a percentage of net assets as of May 31, 2004
**	Non-income producing security
***	Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified, institutional buyers. At May 31, 2004, the value of this security amounted to $375,746 or 0.04% of net assets.

****	Cost of investments is $849,223,919 and net unrealized appreciation consists of:
      Gross unrealized appreciation..............$147,896,206
      Gross unrealized depreciation.............. (11,509,887)
                                                 ------------
      Net unrealized appreciation................$136,386,319
                                                 ============
ADR	American Depositary Receipt
Pfd.	Preferred
Cnv.	Convertible
REIT	Real Estate Investment Trust

800.789.ASIA [2742]     www.matthewsfunds.com    15

M A T T H E W S   K O R E A    F U N D

CO-PORTFOLIO MANAGERS	SYMBOL: MAKOX

G. Paul Matthews and Mark W. Headley

The Matthews Korea Fund invests at least 80% of its assets in the common and preferred stocks of companies located in South Korea.

PORTFOLIO MANAGER COMMENTARY

For the three-month period ended May 31, 2004, the Matthews Korea Fund was down 4.87%, outperforming its benchmark KOSPI Index, which was down 7.75% over the same period.

The Fund benefited from its underweight position in the information technology (IT) sector compared to the KOSPI Index, which is heavily dominated by that sector. During the quarter, the IT sector underperformed the KOSPI Index due to concerns over inventory build-up and consequent price declines in some IT products. Poor sales in handsets and LCD televisions weakened major Korean consumer electronics companies’ performance. Within the IT sector, however, the Fund did benefit from Internet-related stocks such as online gaming and search-based portals. Consumer staple stocks, which investors view as defensive, also contributed to the Fund’s performance over the quarter.

The Korean equity market was volatile during the quarter. China-related stocks corrected sharply due to concerns over that country’s tightening policies. Recently, China has become Korea’s largest export destination and the largest source of its trade surplus.

Korea’s reliance on oil imports became a burden during the quarter, as high oil prices dampened investor sentiment. The Korean political scene was also very dramatic during the three-month period: The Korean General Assembly voted virtually unanimously to impeach President Roh. However, a few weeks after the general election, the Constitutional Court reinstated him as Korea’s president.

The Fund continues to underweight the IT sector while maintaining its overweight positions in the consumer and financial sectors.

16       MATTHEWS ASIAN FUNDS

M A Y   3 1,   2 0 0 4

FUND HIGHLIGHTS	Fund Inception: 1/3/95
---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF MAY 31, 2004*
---------------------------------------------------------------------------------------------------------
                                                                                                 SINCE
                                                     3 MTHS      1 YR      3 YRS      5 YRS    INCEPTION
---------------------------------------------------------------------------------------------------------
Matthews Korea Fund                                   -4.87%    30.19%     24.22%     11.09%     0.18%

KOSPI Index(1)                                        -7.75%    32.51%     14.19%      2.88%    -6.07%

Lipper Pacific ex-Japan Funds Category Average(2)     -9.23%    38.54%      9.90%      4.98%     0.59%+
---------------------------------------------------------------------------------------------------------
  +From 12/31/94

---------------------------------------------------------------------------------------------------------
MATTHEWS KOREA FUND AVERAGE ANNUAL RETURNS AS OF*:
---------------------------------------------------------------------------------------------------------
                                                                                                 SINCE
                                                                 1 YR      3 YRS      5 YRS    INCEPTION
---------------------------------------------------------------------------------------------------------
March 31, 2004                                                  81.40%     37.16%     19.53%     1.01%

June 30, 2004                                                   24.10%     24.87%      6.01%     0.23%
---------------------------------------------------------------------------------------------------------
  *Assumes reinvestment of all dividends. Past performance is not indicative of future results.
   Unusually high returns may not be sustainable.

-------------------------------------------------------
                OPERATING EXPENSES(3)
-------------------------------------------------------
For nine months ended 5/31/04, annualized**     1.50%
For Fiscal Year 2003 (ended 8/31/03)***         1.72%
-------------------------------------------------------
  **Unaudited     ***Audited

-------------------------------------------------------
                 PORTFOLIO TURNOVER(4)
-------------------------------------------------------
For nine months ended 5/31/04, annualized**    16.64%

For Fiscal Year 2003 (ended 8/31/03)***        29.90%
-------------------------------------------------------

-------------------------------------
         COUNTRY ALLOCATION++
-------------------------------------
South Korea                      99%

Cash                              1%
-------------------------------------

-------------------------------------
         SECTOR ALLOCATION++
-------------------------------------
Information Technology           25%

Financials                       22%

Consumer Discretionary           17%

Consumer Staples                 11%

Telecommunication Services       10%

Health Care                       6%

Industrials                       5%

Utilities                         2%

Materials                         1%

Cash                              1%
-------------------------------------

-------------------------------------
        MARKET CAP EXPOSURE++
-------------------------------------
Large cap (over $5 billion)      32%

Mid cap ($1-$5 billion)          34%

Small cap (under $1 billion)     33%

Cash                              1%
-------------------------------------
  ++ Percentage figures are rounded.

--------------------------------------------------------------------------
     NAV          ASSETS            REDEMPTION FEE          12b-1 FEES
--------------------------------------------------------------------------
    $4.30     $229.9 million     2.00% within 90 days          None
All data is as of May 31, 2004, unless otherwise noted.
[1]	The South Korea Stock Price Index (KOSPI) is a capitalization-weighted index of all common stocks and preferred shares listed on the Korea Stock Exchange. Source: Bloomberg.
[2]	As of 5/31/04, the Lipper Pacific ex-Japan Funds Category Average consisted of 61 funds for the three-month period, 58 funds for the one-year period, 54 funds for the three-year period, 41 funds for the five-year period, and 20 funds since 12/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.
[3]	Includes management fee, shareholder services fees and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com      17

M A T T H E W S   K O R E A    F U N D

SCHEDULE OF INVESTMENTS (Unaudited)

EQUITIES: 98.76%*

                                              SHARES               VALUE
============================================================================
INFORMATION TECHNOLOGY: 25.24%

Semiconductors & Semiconductor Equipment: 12.92%
Samsung Electronics Co., Ltd.                   54,341          $24,256,251
Samsung Electronics Co., Ltd., Pfd.             19,930            5,448,908
                                                                 29,705,159

Electronic Equipment & Instruments: 5.61%
Kumho Electric Inc.                            107,610            4,840,349
Power Logics Co., Ltd. **                      230,075            3,258,713
Daeduck GDS Co., Ltd.                          324,550            2,783,171
Amotech Co., Ltd.                              111,259            2,024,714
                                                                 12,906,947

Internet Software & Services: 3.44%
NHN Corp.                                       85,392            7,916,508

Software: 3.27%
NCsoft Corp. **                                 91,086            7,506,121
                                                                 ----------
Total Information Technology                                     58,034,735
============================================================================

FINANCIALS: 21.68%

Commercial Banks: 15.66%
Hana Bank                                      662,764           14,735,042
Kookmin Bank                                   318,822           11,083,987
Shinhan Financial Group Co., Ltd.              468,562            7,581,779
Kookmin Bank ADR                                75,139            2,589,290
                                                                 35,990,098

Insurance: 4.15%
Samsung Fire & Marine
 Insurance Co., Ltd.                           109,303            7,008,828
Samsung Fire & Marine
 Insurance Co., Ltd., Pfd.                      98,000            2,532,126
                                                                  9,540,954

Capital Markets: 1.87%
Samsung Securities Co., Ltd.                   241,885            4,308,437
                                                                 ----------
Total Financials                                                 49,839,489
============================================================================

CONSUMER DISCRETIONARY: 17.24%

Automobiles: 5.19%
Hyundai Motor Co., Ltd.                        176,361            6,767,103
Hyundai Motor Co., Ltd., Pfd.                  263,720            5,161,437
                                                                 11,928,540

                                              SHARES               VALUE
============================================================================
Media: 4.16%
Cheil Communications, Inc.                      34,090           $4,491,879
CJ Entertainment, Inc.                         353,357            4,094,871
LG Ad, Inc.                                     60,360              953,366
                                                                  9,540,116

Internet & Catalog Retail: 3.71%
Internet Auction Co., Ltd. **                   84,197            6,584,271
LG Home Shopping, Inc.                          63,079            1,949,306
                                                                  8,533,577

Multiline Retail: 2.47%
Hyundai Department Store
 Co., Ltd.                                     176,530            4,167,196
Taegu Department Store Co., Ltd.               269,300            1,521,090
                                                                  5,688,286

Auto Components: 0.99%
Korea Electric Terminal Co., Ltd.              137,720            2,269,818

Textiles, Apparel & Luxury Goods: 0.72%
Handsome Co., Ltd.                             211,379            1,662,073
                                                                  ---------
Total Consumer Discretionary                                     39,622,410
============================================================================

CONSUMER STAPLES: 11.00%

Food Products: 5.28%
Nong Shim Co., Ltd.                             37,080            6,970,703
Pulmuone Co., Ltd.                              72,490            2,980,618
ORION Corp.                                     36,470            2,185,163
                                                                 12,136,484

Personal Products: 3.22%
Amorepacific Corp.                              43,000            7,400,747

Beverages: 2.50%
Hite Brewery Co., Ltd.                          88,951            5,757,247
                                                                 ----------
Total Consumer Staples                                           25,294,478
============================================================================

TELECOMMUNICATION SERVICES: 9.60%

Wireless Telecommunication Services: 6.35%
SK Telecom Co., Ltd.                            52,945            8,998,764
SK Telecom Co., Ltd. ADR                       184,300            3,846,341
KT Freetel                                     106,751            1,759,405
                                                                 14,604,510

18       MATTHEWS ASIAN FUNDS

M A Y   3 1 ,   2 0 0 4

                                              SHARES               VALUE
============================================================================
Diversified Telecommunication
Services: 3.25%
KT Corp. ADR                                   311,500           $5,435,675
KT Corp.                                        59,720            2,027,491
                                                                  7,463,166
                                                                 ----------

Total Telecommunication Services                                 22,067,676
============================================================================

HEALTH CARE: 6.44%

Pharmaceuticals: 6.44%
Hanmi Pharm Co., Ltd.                          175,250            5,069,681
Yuhan Corp.                                     82,205            4,727,872
LG Life Sciences, Ltd. **                      116,610            2,782,744
Daewoong Pharmaceutical
 Co., Ltd. **                                  138,000            2,227,048
                                                                 ----------
Total Health Care                                                14,807,345
============================================================================

INDUSTRIALS: 5.39%

Commercial Services & Supplies: 3.55%
S1 Corp.                                       239,115            5,172,495
Sindo Ricoh Co., Ltd.                           61,226            2,990,480
                                                                  8,162,975

Construction & Engineering: 1.84%
Tae Young Corp.                                139,630            4,231,031
                                                                 ----------
Total Industrials                                                12,394,006
============================================================================

UTILITIES: 1.41%

Electric Utilities: 0.97%
Korea Electric Power (KEPCO) Corp.             138,610            2,242,842

Gas Utilities: 0.44%
Samchully Co., Ltd.                             21,380            1,005,729
                                                                 ----------

Total Utilities                                                   3,248,571
============================================================================

MATERIALS: 0.76%

Chemicals: 0.76%
LG Chem, Ltd.                                   49,410            1,738,968
                                                                 ----------

Total Materials                                                   1,738,968
============================================================================

TOTAL EQUITIES: SOUTH KOREA                                    $227,047,678
(Cost $170,994,476)
============================================================================

INTERNATIONAL DOLLAR BONDS:
SOUTH KOREA: 0.68%*

                                           FACE AMOUNT                VALUE
============================================================================
TELECOMMUNICATION
SERVICES: 0.57%

Diversified Telecommunication Services: 0.57%
Korea Telecom Corp., Cnv.
 0.250%, 01/04/07                             $925,000             $926,841
Korea Telecom Corp., Cnv. ***
 0.250%, 01/04/07                              375,000              375,746
                                                                 ----------

Total Telecommunication Services                                  1,302,587
============================================================================

UTILITIES: 0.11%

Electric Utilities: 0.11%
Korea Deposit Insurance Corp., Cnv.
 2.250%, 10/11/05                              200,000              248,250
                                                                 ----------

Total Utilities                                                     248,250
============================================================================

TOTAL INTERNATIONAL DOLLAR
BONDS: SOUTH KOREA                                                1,550,837
(Cost $1,606,098)
============================================================================

TOTAL INVESTMENTS: 99.44%                                       228,598,515
(Cost $172,600,574****)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 0.56%                                           1,293,817
                                                                 ----------

NET ASSETS: 100.00%                                            $229,892,332
============================================================================
*	As a percentage of net assets as of May 31, 2004
**	Non-income producing security
***	Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified, institutional buyers. At May 31, 2004, the value of this security amounted to $375,746 or 0.16% of net assets.

***	Cost of investments is $172,600,574 and net unrealized appreciation consists of:
         Gross unrealized appreciation.............$71,448,553
         Gross unrealized depreciation.............(15,450,612)
                                                   -----------
         Net unrealized appreciation...............$55,997,941
                                                   ===========

ADR American Depositary Receipt
Cnv. Convertible
GDS Global Depositary Shares
Pfd. Preferred

800.789.ASIA [2742]    www.matthewsfunds.com       19

M A T T H E W S   C H I N A    F U N D

CO-PORTFOLIO MANAGERS	SYMBOL: MCHFX

G. Paul Matthews, Mark W. Headley and Richard H. Gao

The Matthews China Fund invests at least 80% of its assets in the common and preferred stocks of companies located in China. China includes Taiwan and Hong Kong.

PORTFOLIO MANAGER COMMENTARY

After months of consistent gains, China-related shares had a major correction during the three months ended May 31, 2004. The Matthews China Fund was down 11.65%, outperforming its benchmark MSCI China Free Index, which was down 14.92% over the same period. China’s economic tightening measures, high commodity prices and market expectations of higher interest rates were the major reasons behind the stock price correction.

During the quarter, the Fund had selling pressures from all sectors, with most coming from the consumer discretionary, industrials and telecom services sectors. Stocks in these sectors had accumulated substantial gains since the second half of last year, and they had become investors’ top selling candidates when investment sentiment turned bearish. The Fund’s selected investments in the technology and utilities sectors provided some positive returns. Its underweighting in commodity stocks also helped it to outperform its benchmark index.

The Chinese economy showed signs of overheating beginning late last year. To slow down the economy, the central bank adopted some tightening measures and imposed a series of lending and investment curbs on projects in the overheated industries, with a goal of achieving a soft landing. At the current stage, it is still too early to judge if China can achieve a soft landing. However, there are early signs that the tightening measures are taking effect.

The Matthews China Fund continues to be well-diversified and is fully invested. As was the case three months ago, consumer discretionary, industrials and financials remain the top three sectors in the portfolio. We believe that these sectors will benefit most from the continued growth of China’s domestic economy. Over the period, we increased our weighting in the information technology sector, and two new stocks were added to the portfolio to increase our exposure to the consumer and technology sectors.

20       MATTHEWS ASIAN FUNDS

M A Y   3 1,   2 0 0 4

FUND HIGHLIGHTS	Fund Inception: 2/19/98
---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF MAY 31, 2004*
---------------------------------------------------------------------------------------------------------
                                                                                                 SINCE
                                                     3 MTHS      1 YR      3 YRS      5 YRS    INCEPTION
---------------------------------------------------------------------------------------------------------
Matthews China Fund                                  -11.65%    45.91%      7.68%    18.06%     7.17%

MSCI China Free Index(1)                             -14.92%    51.82%      3.38%    -4.83%   -10.75%

Lipper China Region Funds Category Average(2)        -11.87%    42.90%      6.15%     9.93%     4.40%+
---------------------------------------------------------------------------------------------------------
  +From 2/28/98

---------------------------------------------------------------------------------------------------------
MATTHEWS CHINA FUND AVERAGE ANNUAL RETURNS AS OF*:
---------------------------------------------------------------------------------------------------------
                                                                                                 SINCE
                                                                 1 YR      3 YRS      5 YRS    INCEPTION
---------------------------------------------------------------------------------------------------------
March 31, 2004                                                  67.96%     17.42%     23.72%     8.46%

June 30, 2004                                                   37.94%      6.99%      9.46%     6.69%
---------------------------------------------------------------------------------------------------------
  *Assumes reinvestment of all dividends. Past performance is not indicative of future results.
   Unusually high returns may not be sustainable.

-------------------------------------------------------
                 OPERATING EXPENSES(3)
-------------------------------------------------------
For nine months ended 5/31/04, annualized**     1.50%

For Fiscal Year 2003 (ended 8/31/03)***         1.79%
-------------------------------------------------------
  **Unaudited       ***Audited

-------------------------------------------------------
                 PORTFOLIO TURNOVER(4)
-------------------------------------------------------
For nine months ended 5/31/04, annualized**     32.61%

For Fiscal Year 2003 (ended 8/31/03)***         19.34%
-------------------------------------------------------

-------------------------------------
         CHINA EXPOSURE++(5)
-------------------------------------
China Play                       39%

H Share                          29%

Red Chip                         23%

B Share                           7%

Cash                              2%
-------------------------------------

-------------------------------------
         SECTOR ALLOCATION++
-------------------------------------
Consumer Discretionary           23%

Industrials                      14%

Financials                       13%

Information Technology           13%

Utilities                        12%

Telecommunications Services       7%

Energy                            7%

Health Care                       5%

Materials                         4%

Consumer Staples                  2%

Cash                              2%
-------------------------------------

-------------------------------------
       MARKET CAP EXPOSURE++
-------------------------------------
Large cap (over $5 billion)      28%

Mid cap ($1-$5 billion)          48%

Small cap (under $1 billion)     22%

Cash                              2%
-------------------------------------
++Percentage figures are rounded.

--------------------------------------------------------------------------
     NAV          ASSETS            REDEMPTION FEE          12b-1 FEES
--------------------------------------------------------------------------
    $13.72     $363.3 million     2.00% within 90 days          None
All data is as of May 31, 2004, unless otherwise noted.
[1]	The MSCI China Free Index is an unmanaged capitalization-weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Source: Bloomberg.
[2]	As of 5/31/04, the Lipper China Region Funds Category Average consisted of 22 funds for the three-month, one-year and three-year periods; 20 funds for the five-year period; and 16 funds since 2/28/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.
[3]	Includes management fee, shareholder services fees and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
[5]	H shares are Mainland Chinese companies listed on the Hong Kong stock exchange; companies are incorporated in mainland China and approved by the China Securities Regulatory Commission for a listing in Hong Kong. Red Chips are Mainland Chinese companies listed on the Hong Kong stock exchange; companies are incorporated in Hong Kong. B Shares are Mainland Chinese stocks listed on the Shanghai and Shenzhen stock exchanges, available to Chinese and foreign investors.

800.789.ASIA [2742]    www.matthewsfunds.com      21

M A T T H E W S   C H I N A    F U N D

SCHEDULE OF INVESTMENTS (Unaudited)

EQUITIES: CHINA/HONG KONG: 98.27%*

                                                      SHARES          VALUE
============================================================================
CONSUMER DISCRETIONARY: 22.97%
Media: 4.60%
Television Broadcasts, Ltd.                        2,542,000    $11,187,031
Clear Media, Ltd. **                               6,234,000      5,519,008
                                                                 16,706,039
Hotels, Restaurants & Leisure: 4.20%
Shangri-La Asia, Ltd.                              8,995,600      8,829,513
Cafe de Coral Holdings, Ltd.                       4,152,100      3,835,707
China Travel International Investment
 Hong Kong, Ltd.                                  14,712,000      2,586,053
China Travel International Investment
 Hong Kong, Ltd. Warrants **                       2,942,400              0
                                                                 15,251,273
Automobiles: 3.65%
Denway Motors, Ltd.                               25,805,200     12,084,961
Great Wall Automobile Holdings
 Co., Ltd. H Shares **                               959,000      1,181,231
                                                                 13,266,192
Household Durables: 3.51%
TCL International Holdings, Ltd.                  24,764,000      8,499,429
Lerado Group Holding Co., Ltd.                    24,089,000      4,234,328
                                                                 12,733,757
Textiles, Apparel & Luxury Goods: 2.73%
Weiqiao Textile Co.,
 Ltd. H Shares **                                  3,870,000      6,157,123
Texwinca Holdings, Ltd.                            4,742,000      3,772,232
                                                                  9,929,355
Distributors: 2.56%
Li & Fung, Ltd.                                    6,284,000      9,312,437
Specialty Retail: 1.72%
Giordano International, Ltd.                      10,188,000      6,241,766
                                                                -----------
Total Consumer Discretionary                                     83,440,819
============================================================================

INDUSTRIALS: 13.89%
Transportation Infrastructure: 6.11%
Cosco Pacific Ltd.                                 5,604,000      7,765,458
Zhejiang Expressway Co.,
 Ltd. H Shares                                    10,420,000      7,219,492
Beijing Capital International
 Airport Co., Ltd. H Shares                       11,944,000      3,716,265
GZI Transport, Ltd.                               12,384,000      3,495,657
                                                                 22,196,872

                                                    SHARES         VALUE
============================================================================
Industrial Conglomerates: 3.31%
China Merchants Holdings
 International Co., Ltd.                           5,567,000     $7,357,048
Shanghai Industrial
 Holdings, Ltd.                                    2,523,000      4,677,677
                                                                 12,034,725
Machinery: 2.11%
Shanghai Zhenhua Port Machinery
 Co., Ltd. B Shares                                8,729,682      7,655,931
Airlines: 1.32%
China Southern Airlines Co.,
 Ltd. H Shares **                                 11,458,000      4,777,903
Air Freight & Logistics: 1.04%
Sinotrans, Ltd. H Shares                          10,566,000      3,795,892
                                                                -----------
Total Industrials                                                50,461,323
============================================================================

FINANCIALS: 13.21%
Real Estate: 7.03%
Swire Pacific, Ltd. A Shares                       2,209,000     14,242,196
China Vanke Co., Ltd. B Shares                    21,386,658     11,305,384
                                                                 25,547,580
Commercial Banks: 3.40%
BOC Hong Kong Holdings, Ltd.                       7,131,500     12,352,641
Insurance: 2.78%
PICC Property and Casualty Co.,
 Ltd. H Shares **                                 15,780,000      6,225,830
China Insurance International
 Holdings Co., Ltd.                                8,104,000      3,847,214
                                                                 10,073,044
                                                                 ----------
Total Financials                                                 47,973,265
============================================================================

INFORMATION TECHNOLOGY: 12.52%
Computers & Peripherals: 4.26%
TPV Technology, Ltd.                              12,318,000      8,692,567
Lenovo Group, Ltd.                                21,606,000      6,791,812
                                                                 15,484,379
Electronic Equipment & Instruments: 3.51%
BYD Co., Ltd. H Shares                             3,642,500     12,735,360
Communications Equipment: 1.68%
Comba Telecom Systems
 Holdings, Ltd.**                                 12,006,000      6,123,231
IT Services: 1.31%
Travelsky Technology,
 Ltd. H Shares                                     7,110,000      4,743,710
Internet Software & Services: 1.29%
Sina Corp. **                                        129,600      4,696,704

22      MATTHEWS ASIAN FUNDS

M A Y   3 1 ,   2 0 0 4

                                                    SHARES         VALUE
============================================================================
Semiconductors & Semiconductor Equipment: 0.47%
Semiconductor Manufacturing
 International, Corp. ADR **                         138,000     $1,711,200
                                                                -----------
Total Information Technology                                     45,494,584
============================================================================

UTILITIES: 11.58%
Electric Utilities: 8.26%
Datang International Power
 Generation, Co., Ltd. H Shares                   13,496,000     11,255,469
Huaneng Power International,
 Inc. H Shares                                    10,234,000      9,519,817
Guangdong Electric Power
 Development Co., Ltd. B Shares                    8,471,726      6,293,549
Huaneng Power International,
 Inc. ADR                                             78,800      2,931,360
                                                                 30,000,195
Gas Utilities: 3.32%
Hong Kong and China
 Gas Co., Ltd.                                     7,653,400     12,078,269
                                                                -----------
Total Utilities                                                  42,078,464
============================================================================

TELECOMMUNICATION SERVICES: 6.79%
Wireless Telecommunication Services: 5.25%
China Mobile HK, Ltd.                              5,199,583     14,877,110
China Unicom, Ltd.                                 4,366,000      3,361,090
China Mobile HK, Ltd. ADR                             50,500        724,676
China Unicom, Ltd. ADR                                16,200        122,958
                                                                 19,085,834
Diversified Telecommunication Services: 1.54%
China Telecom Corp.,
 Ltd. H Shares                                    17,724,000      5,571,512
                                                                -----------
Total Telecommunication Services                                 24,657,346
============================================================================

ENERGY: 6.65%
Oil & Gas: 5.34%
Sinopec Zhenhai Refining &
 Chemical Co., Ltd.                                8,670,000      7,341,896
CNOOC, Ltd.                                       15,812,000      6,745,647
PetroChina Co., Ltd. H Shares                     11,226,000      5,329,322
                                                                 19,416,865
Energy Equipment & Services: 1.31%
China Oilfield Services,
 Ltd. H Shares                                    18,018,000      4,739,206
                                                                -----------
Total Energy                                                     24,156,071
============================================================================

                                                    SHARES         VALUE
============================================================================
HEALTH CARE: 4.52%
Biotechnology: 1.77%
Global Bio-chem Technology
 Group Co., Ltd.                                   8,712,000     $6,427,334
Global Bio-chem Technology
 Group Co., Ltd. Warrants **                       1,089,000              0
                                                                  6,427,334
Pharmaceuticals: 1.50%
China Pharmaceutical
 Group, Ltd.                                      18,084,000      5,452,649
Health Care Equipment & Supplies: 1.25%
Moulin International
 Holdings, Ltd.                                    7,192,000      4,544,657
                                                                -----------
Total Health Care                                                16,424,640
============================================================================

MATERIALS: 4.02%
Construction Materials: 4.02%
Cheung Kong Infrastructure
 Holdings, Ltd.                                    6,018,500     14,594,702

Total Materials                                                  14,594,702
============================================================================

CONSUMER STAPLES: 2.12%
Beverages: 1.25%
Tsingtao Brewery Co.,
 Ltd. H Shares                                     4,711,000      4,563,575
Food & Staples Retailing: 0.87%
Lianhua Supermarket
 Holdings, Ltd. H Shares                           3,102,000      3,144,228
                                                                -----------
Total Consumer Staples                                            7,707,803
============================================================================

TOTAL INVESTMENTS: 98.27%                                       356,989,017
(Cost $348,336,628***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.73%                                           6,288,888
                                                                -----------

NET ASSETS: 100.00%                                            $363,277,905
============================================================================

*	As a percentage of net assets as of May 31, 2004
**	Non-income producing security
***	Cost of investments is $348,336,628 and net unrealized appreciation consists of:
  Gross unrealized appreciation.........$28,300,871
  Gross unrealized depreciation.........(19,648,482)
                                        -----------
  Net unrealized appreciation........... $8,652,389
                                        ===========

ADR	American Depositary Receipt

800.789.ASIA [2742]    www.matthewsfunds.com      23

M A T T H E W S   J A P A N    F U N D

PORTFOLIO MANAGER	SYMBOL: MJFOX

Mark W. Headley

The Matthews Japan Fund invests at least 80% of its assets in the common and preferred stocks of companies located in Japan.

PORTFOLIO MANAGER COMMENTARY

For the three months ended May 31, 2004, the Matthews Japan Fund gained 10.51% and outperformed both the MSCI Developed Japan Market and TOPIX indices, which gained 3.55% and 5.52%, respectively.

The Fund benefited most from positions in its three main sectors: financial, information technology and consumer discretionary. Proxies on the Japanese economy—banks and brokerages, in particular—rose and led the Fund’s gains for the quarter. Select stocks in the consumer discretionary and technology sectors also contributed significantly to the Fund’s performance. Positions in the telecommunications sector underperformed due to concerns over pricing pressures and detracted from the Fund’s performance.

The Japanese equity market was volatile during the quarter. The market corrected sharply in early May due to geopolitical issues, concerns over higher interest rates in the United States, and a slowdown in China. Toward the end of the quarter, however, the Japanese market rebounded as these concerns were somewhat alleviated.

During the quarter, the Fund selectively added positions in the consumer discretionary and consumer staple sectors. Japan’s higher-than-expected GDP figures, stabilizing employment, revitalized corporates and increasing consumer confidence indicate that conditions are indeed improving in Japan. The Fund’s largest exposure remains the consumer discretionary sector, with a bias toward domestic-oriented stocks, which could benefit from this domestic-led recovery in Japan.

24      MATTHEWS ASIAN FUNDS

M A Y   3 1 ,    2 0 0 4

FUND HIGHLIGHTS	Fund Inception: 12/31/98
----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF MAY 31, 2004*
----------------------------------------------------------------------------------------------------------
                                                                                                SINCE
                                                3 MTHS       1 YR       3 YRS       5 YRS     INCEPTION
----------------------------------------------------------------------------------------------------------
Matthews Japan Fund                             10.51%      77.35%      2.74%       1.98%       10.25%

MSCI Developed Markets Japan Index(1)            3.55%      49.11%     -2.33%      -0.85%        1.06%

TOPIX Index(2)                                   5.52%      49.77%     -0.99%       0.38%        2.66%

Lipper Japanese Funds Category Average(3)        5.47%      49.85%     -3.30%       0.09%        2.95%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
MATTHEWS JAPAN FUND AVERAGE ANNUAL RETURNS AS OF*:
----------------------------------------------------------------------------------------------------------
                                                                                                SINCE
                                                             1 YR       3 YRS       5 YRS     INCEPTION
----------------------------------------------------------------------------------------------------------
March 31, 2004                                             103.26%      8.00%       5.05%       11.81%

June 30, 2004                                               75.31%      7.58%      -0.89%       11.46%
----------------------------------------------------------------------------------------------------------

  *Assumes reinvestment of all dividends. Past performance is not indicative of future results.
   Unusually high returns may not be sustainable.

------------------------------------------------------
                 OPERATING EXPENSES(4)
------------------------------------------------------
For nine months ended 5/31/04, annualized**     1.47%

For Fiscal Year 2003 (ended 8/31/03)***         2.00%
------------------------------------------------------
  **Unaudited       ***Audited

------------------------------------------------------
                 PORTFOLIO TURNOVER(5)
------------------------------------------------------
For nine months ended 5/31/04, annualized**    21.22%

For Fiscal Year 2003 (ended 8/31/03)***        77.30%
------------------------------------------------------

-----------------------------------------
           COUNTRY ALLOCATION++
-----------------------------------------
Japan                               98%

Cash                                 2%
-----------------------------------------

-----------------------------------------
           SECTOR ALLOCATION++
-----------------------------------------
Consumer Discretionary              33%

Financials                          22%

Information Technology              16%

Consumer Staples                    10%

Industrials                          9%

Telecommunications Services          8%

Health Care                          2%

Cash                                 2%
-----------------------------------------

-----------------------------------------
          MARKET CAP EXPOSURE++
-----------------------------------------
Large cap (over $5 billion)         49%

Mid cap ($1-$5 billion)             38%

Small cap (under $1 billion)        11%

Cash                                 2%
-----------------------------------------
  ++Percentage figures are rounded.

----------------------------------------------------------------------------------
          NAV           ASSETS              REDEMPTION FEE         12b-1 FEES
----------------------------------------------------------------------------------
        $14.72      $152.9 million       2.00% within 90 days         None
----------------------------------------------------------------------------------
All data is as of May 31, 2004, unless otherwise noted.
[1]	The MSCI Developed Markets Japan Index is an unmanaged capitalization-weighted index of Japanese equities listed in Japan. Source: Bloomberg.
[2]	The Tokyo Price Index (TOPIX) is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. Source: Bloomberg.
[3]	As of 5/31/04, the Lipper Japanese Funds Category Average consisted of 50 funds for the three-month period, 47 funds for the one-year period, 41 funds for the three-year period, 31 funds for the five-year period, and 31 funds since 12/31/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.
[4]	Includes management fee, shareholder services fees and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[5]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com      25

M A T T H E W S   J A P A N    F U N D

SCHEDULE OF INVESTMENTS (Unaudited)

EQUITIES: JAPAN: 98.27%*

                                                     SHARES        VALUE
============================================================================
CONSUMER DISCRETIONARY: 32.59%
Household Durables: 8.13%
Matsushita Electric Industrial
 Co., Ltd                                            343,000     $4,735,743
Makita Corp.                                         281,000      3,940,737
Sharp Corp.                                          222,000      3,758,082
                                                                 12,434,562

Leisure, Equipment & Products: 6.57%
Shimano, Inc.                                        187,200      4,412,178
Yahama Corp.                                         275,400      4,171,179
Fuji Photo Film Co., Ltd.                             50,000      1,461,208
                                                                 10,044,565

Specialty Retail: 5.37%
Gulliver International Co., Ltd.                      32,060      3,390,920
Nitori Co., Ltd.                                      42,650      2,639,457
Paris Miki, Inc.                                      66,800      1,447,510
Kyoto Kimono Yuzen Co., Ltd.                             331        739,715
                                                                  8,217,602

Media: 3.35%
Fuji Television Network, Inc.                          2,247      5,123,221

Automobiles: 3.30%
Honda Motor Co., Ltd. ADR                            233,800      5,050,080

Hotels Restaurants & Leisure: 2.95%
Nissin Healthcare Food Service
 Co., Ltd.                                           260,800      4,506,926

Multiline Retail: 2.90%
Mitsukoshi, Ltd.                                     908,000      4,428,066

Internet & Catalog Retail: 0.02%
Belluna Co., Ltd.                                        710         26,209
                                                                 ----------

Total Consumer Discretionary                                     49,831,231
============================================================================

FINANCIALS: 21.61%
Commercial Banks: 9.35%
The Sumitomo Trust and Banking
 Co., Ltd.                                         1,109,000      6,833,106
Mizuho Financial Group, Inc.                             924      3,979,407
The Joyo Bank, Ltd.                                  883,000      3,483,266
                                                                 14,295,779

                                                     SHARES         VALUE
============================================================================
Capital Markets: 5.46%
Nomura Holdings, Inc.                                320,000     $4,904,592
 Monex, Inc. **                                        4,230      3,452,124
                                                                  8,356,716

Real Estate: 3.44%
Japan Retail Fund Investment
 Corp. REIT                                              416      2,796,544
Japan Real Estate Investment
 Corp. REIT                                              359      2,462,086
                                                                  5,258,630

Insurance: 3.36%
T&D Holdings, Inc.                                   122,445      5,129,340
                                                                 ----------

Total Financials                                                 33,040,465
============================================================================

INFORMATION TECHNOLOGY: 15.51%
Software: 4.47%
Nintendo Co., Ltd.                                    47,215      4,733,248
Square Enix Co., Ltd.                                 82,300      2,111,020
                                                                  6,844,268

IT Services: 3.01%
Niws Co., Ltd.                                         1,577      4,608,650

Electronic Equipment & Instruments: 2.97%
Murata Manufacturing Co., Ltd.                        55,300      3,187,161
Macnica, Inc.                                         48,200      1,347,550
                                                                  4,534,711

Office Electronics: 2.85%
Canon, Inc. ADR                                       87,800      4,351,368

Internet Software & Services: 2.21%
Access Co., Ltd. **                                      100      2,705,270
Access Co., Ltd. W/I **                                   25        676,318
                                                                  3,381,588
                                                                 ----------

Total Information Technology                                     23,720,585
============================================================================

26      MATTHEWS ASIAN FUNDS

M A Y   3 1 ,   2 0 0 4

                                                     SHARES         VALUE
============================================================================
CONSUMER STAPLES: 9.55%
Food Staples & Retailing: 2.93%
Seven-Eleven Japan Co., Ltd.                         142,000     $4,483,872

Food Products: 2.56%
Hokuto Corp.                                         254,280      3,913,416

Beverages: 2.54%
Ito En, Ltd.                                          90,200      3,876,499

Personal Products: 1.52%
Shiseido Co., Ltd.                                   197,000      2,331,382
                                                                 ----------

Total Consumer Staples                                           14,605,169
============================================================================

INDUSTRIALS: 9.42%
Commercial Services & Supplies: 6.64%
Secom Co., Ltd.                                      127,500      5,133,454
Toppan Forms Co., Ltd.                               305,500      4,085,311
Heian Ceremony Service Co., Ltd.                     116,000        934,087
                                                                 10,152,852

Machinery: 2.78%
Disco Corp.                                           49,900      2,243,863
Yushin Precision Equipment
 Co., Ltd.                                            99,145      2,004,877
                                                                  4,248,740
                                                                 ----------

Total Industrials                                                14,401,592
============================================================================

                                                     SHARES         VALUE
============================================================================
TELECOMMUNICATION SERVICES: 7.64%
Diversified Telecommunication Services: 4.33%
Nippon Telegraph & Telephone
 Corp. ADR                                           179,225     $4,469,872
Usen Corp. **                                         10,440      2,153,648
                                                                  6,623,520

Wireless Telecommunication Services: 3.31%
NTT DoCoMo, Inc.                                       2,685      5,052,974
                                                                 ----------

Total Telecommunication Services                                 11,676,494
============================================================================

HEALTH CARE: 1.95%
Health Care Equipment & Supplies: 1.95%
Nakanishi, Inc.                                       47,000      2,993,713

Total Health Care                                                 2,993,713
============================================================================

TOTAL INVESTMENTS: 98.27%                                       150,269,249
(Cost $141,233,315***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.73%                                           2,648,424
                                                               ------------

NET ASSETS: 100.00%                                            $152,917,673
============================================================================

*	As a percentage of net assets as of May 31, 2004
**	Non-income producing security
***	Cost of investments is $141,233,315 and net unrealized appreciation consists of:
  Gross unrealized appreciation.........$16,090,434
  Gross unrealized depreciation......... (7,054,500)
                                        -----------
  Net unrealized appreciation........... $9,035,934
                                        ===========

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
W/I	When Issued

800.789.ASIA [2742]    www.matthewsfunds.com      27

M A T T H E W S   A S I A N    T E C H N O L O G Y   F U N D

CO-PORTFOLIO MANAGERS	SYMBOL: MATFX

G. Paul Matthews and Mark W. Headley

The Matthews Asian Technology Fund invests at least 80% of its assets in the common and preferred stocks of companies located in Asia which derive a substantial portion of their revenues from the sale of products or services in technology-related industries and services. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

PORTFOLIO MANAGER COMMENTARY

The Matthews Asian Technology Fund ended the three-month period down 0.20%, outperforming its benchmark MSCI/Matthews Asian Technology Index, which was down 2.87% over the same period.

A mix of Japanese small caps and Korean Internet stocks contributed to the Fund’s performance, while Taiwanese hardware manufacturers and integrated circuit design firms relatively underperformed. Inventory build-up in a few IT products during the quarter put pressure on Taiwanese original design manufacturers, while Japanese high-end component makers with less price-sensitive products performed relatively better. Korean Internet stocks performed well, despite the overall correction in the Korean market during the quarter.

Exports to China remained steady for Korean and Taiwanese technology companies, despite growing concerns over the short-run risk of a hard landing in China. Exports to China have been growing fast, not only to meet the demand from the manufacturing sector—mostly components for assembly—but also to keep up with domestic consumption demand. On the back of strong earnings recovery in the Japanese technology sector, Japanese companies announced a series of aggressive investment plans in flat-panel displays and semiconductors during the quarter.

During the quarter, the Fund added a few handset and flat-panel display component makers to its portfolio. The Fund continued to underweight Japan, although it has been increasing its weighting in Japan since last year. We remain focused on adding new companies that we believe are well positioned to capture the growth in the Asian technology sector.

28      MATTHEWS ASIAN FUNDS

M A Y   3 1 ,   2 0 0 4

FUND HIGHLIGHTS	Fund Inception: 12/27/99
------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF MAY 31, 2004*
------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE
                                                             3 MTHS       1 YR       3 YRS      INCEPTION
------------------------------------------------------------------------------------------------------------
Matthews Asian Technology Fund                               -0.20%      58.49%       5.92%      -13.04%

MSCI/Matthews Asian Technology Index(1)                      -2.87%      39.85%      -2.66%      -18.93%

Lipper Science and Technology Funds Category Average(2)      -4.50%      23.95%     -10.26%      -19.49%+
------------------------------------------------------------------------------------------------------------
  +From 12/31/99

------------------------------------------------------------------------------------------------------------
MATTHEWS ASIAN TECHNOLOGY FUND AVERAGE ANNUAL RETURNS AS OF*:
------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE
                                                                          1 YR       3 YRS      INCEPTION
------------------------------------------------------------------------------------------------------------
March 31, 2004                                                           96.02%       9.08%      -12.92%

June 30, 2004                                                            47.92%       7.59%      -12.82%
------------------------------------------------------------------------------------------------------------
  *Assumes reinvestment of all dividends. Past performance is not indicative of future results.
   Unusually high returns may not be sustainable.

------------------------------------------------------
                OPERATING EXPENSES(3)
------------------------------------------------------
For nine months ended 5/31/04, annualized**     2.00%

For Fiscal Year 2003 (ended 8/31/03)***         2.00%
------------------------------------------------------
  **Unaudited       ***Audited

------------------------------------------------------
                PORTFOLIO TURNOVER(4)
------------------------------------------------------
For nine months ended 5/31/04, annualized**    36.66%

For Fiscal Year 2003 (ended 8/31/03)***        72.03%
------------------------------------------------------

----------------------------------------
          COUNTRY ALLOCATION++
----------------------------------------
Japan                               31%

South Korea                         23%

China/Hong Kong                     18%

Taiwan                              12%

Thailand                             4%

Singapore                            4%

India                                4%

Indonesia                            2%

Australia                            1%

Cash                                 1%
----------------------------------------

----------------------------------------
           SECTOR ALLOCATION++
----------------------------------------
Information Technology              58%

Telecommunication Services          18%

Consumer Discretionary              14%

Health Care                          4%

Materials                            3%

Industrials                          2%

Cash                                 1%
----------------------------------------

----------------------------------------
          MARKET CAP EXPOSURE++
----------------------------------------
Large cap (over $5 billion)         42%

Mid cap ($1-$5 billion)             32%

Small cap (under $1 billion)        25%

Cash                                 1%
----------------------------------------
  ++Percentage figures are rounded.

--------------------------------------------------------------------------------
         NAV              ASSETS             REDEMPTION FEE        12b-1 FEES
--------------------------------------------------------------------------------
         $5.10        $39.2 million       2.00% within 90 days         None
--------------------------------------------------------------------------------
All data is as of May 31, 2004, unless otherwise noted.
[1]	The MSCI/Matthews Asian Technology Index is an unmanaged capitalization-weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services. Source: Morgan Stanley Capital International.
[2]	As of 5/31/04, the Lipper Science and Technology Funds Category Average consisted of 323 funds for the three-month period, 315 funds for the one-year period, 274 funds for the three-year period, and 136 funds since 12/31/99. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.
[3]	Includes management fee, shareholder services fees and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com      29

M A T T H E W S   A S I A N    T E C H N O L O G Y   F U N D

SCHEDULE OF INVESTMENTS (Unaudited)

EQUITIES: 98.90%*

                                                    SHARES          VALUE
============================================================================
JAPAN: 31.11%
Niws Co., Ltd.                                         503       $1,469,975
NTT DoCoMo, Inc.                                       676        1,272,183
Nintendo Co., Ltd.                                  12,685        1,271,656
Access Co., Ltd.  W/I **                                44        1,190,319
Matsushita Electric Industrial
 Co., Ltd.                                          85,000        1,173,581
Sharp Corp.                                         66,000        1,117,267
Arisawa Manufacuring Co., Ltd.                      19,580          876,915
Canon, Inc. ADR                                     17,500          867,300
Nakanishi, Inc.                                     11,000          700,656
Usen Corp. **                                        2,960          610,613
Yushin Precision Equipment Co., Ltd.                25,245          510,496
Pentax Corp.                                        95,000          461,570
Disco Corp.                                          8,000          359,737
Access Co., Ltd. **                                     11          297,580

Total Japan                                                      12,179,848
============================================================================

SOUTH KOREA: 23.39%
Samsung Electronics Co., Ltd.                        3,268        1,458,741
Internet Auction Co., Ltd. **                       17,586        1,375,239
NCsoft Corp. **                                     13,463        1,109,445
NHN Corp.                                            9,782          906,868
SK Telecom Co., Ltd.                                 5,079          863,249
Kumho Electric, Inc.                                16,807          755,987
LG Life Sciences, Ltd. **                           26,212          625,520
Daeduck GDS Co., Ltd.                               62,820          538,711
Amotech Co., Ltd.                                   27,682          503,763
KT Corp. ADR                                        27,600          481,620
Power Logics Co., Ltd. **                           32,624          462,077
Sanghwa Micro Technology, Inc.                       5,350           78,072

Total South Korea                                                 9,159,292
============================================================================

                                                    SHARES          VALUE
============================================================================
CHINA/HONG KONG: 18.10%
China Mobile HK, Ltd. ADR                           83,000       $1,191,050
ASM Pacific Technology, Ltd.                       241,000          961,662
TPV Technology, Ltd.                             1,152,000          812,943
TCL International Holdings, Ltd.                 2,352,000          807,247
SINA Corp. **                                       21,400          775,536
Lenovo Group, Ltd.                               2,327,000          731,489
Asia Satellite Telecommunications
 Holdings, Ltd.                                    416,900          652,585
Comba Telecom Systems
 Holdings, Ltd. **                               1,248,000          636,498
BYD Co., Ltd. H Shares                             148,500          519,204

Total China/Hong Kong                                             7,088,214
============================================================================

TAIWAN: 12.02%
Hon Hai Precision Industry
 Co., Ltd.                                         294,429        1,205,987
Taiwan Semiconductor
 Manufacturing Co., Ltd. **                        651,668        1,134,186
Quanta Computer, Inc.                              411,100          937,542
LITE-ON IT Corp.                                   257,750          750,240
Sunplus Technology Co., Ltd.                       331,450          676,327

Total Taiwan                                                      4,704,282
============================================================================

THAILAND: 4.29%
Advanced Info Service Public
 Co., Ltd.                                         556,600        1,207,316
Shin Satellite Public Co., Ltd.                  1,492,000          470,732

Total Thailand                                                    1,678,048
============================================================================

30      MATTHEWS ASIAN FUNDS

M A Y   3 1 ,    2 0 0 4

                                                    SHARES          VALUE
============================================================================
SINGAPORE: 3.60%
Venture Corp., Ltd.                                132,600       $1,411,177

Total Singapore                                                   1,411,177
============================================================================

INDIA: 3.46%
Infosys Technologies, Ltd.                           8,039          895,616
Wipro, Ltd.                                         13,800          457,416

Total India                                                       1,353,032
============================================================================

INDONESIA: 2.36%
PT Telekomunikasi Indonesia ADR                     57,200          923,780

Total Indonesia                                                     923,780
============================================================================

AUSTRALIA: 0.57%
Novogen, Ltd. **                                    60,532          222,025

Total Australia                                                     222,025
============================================================================

TOTAL INVESTMENTS: 98.90%                                        38,719,698
(Cost $34,772,463***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.10%                                             431,532
                                                                -----------

NET ASSETS: 100.00%                                             $39,151,230
============================================================================

*	As a percentage of net assets as of May 31, 2004
**	Non-income producing security
***	Cost of investments is $34,772,463 and net unrealized appreciation consists of:
  Gross unrealized appreciation.........$6,040,730
  Gross unrealized depreciation.........(2,093,495)
                                        ----------
  Net unrealized appreciation...........$3,947,235
                                        ==========

ADR	American Depositary Receipt
GDS	Global Depositary Shares
W/I	When Issued

800.789.ASIA [2742]    www.matthewsfunds.com      31

M A T T H E W S   A S I A    P A C I F I C   F U N D

PORTFOLIO MANAGERS This Fund is team-managed.	SYMBOL: MPACX

The Matthews Asia Pacific Fund invests at least 80% of its assets in the common and preferred stocks of companies located in the Asia Pacific region. The Fund may also invest in the convertible securities of companies located in Asia.

Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The Asia Pacific region includes the markets of Asia, as well as Australia, New Zealand, and Pakistan.

PORTFOLIO MANAGER COMMENTARY

Since the Matthews Asia Pacific Fund’s launch on October 31, 2003, the Fund has performed in line with the broad Asia Pacific universe. For the three months ended May 31, 2004, the Fund was down 0.09% versus a drop of 1.08% in the MSCI All Country Asia Pacific Free Index. While the Fund performed similarly to the index, its country and industry weightings are very different. Exposure to large Japanese stocks has been increased in recent months to almost 40%, but this is still far lower than the approximately 60% found in the index. Australia, Taiwan and Malaysia are also major index components where the Fund has limited or no exposure. The Fund strives to capture a forward looking view of corporate Asia’s potential, rather than the backward view that we believe indexes in general often represent.

During the fiscal quarter, the Fund’s top five contributors to performance were all Japanese companies, most notably financial companies. Several domestically focused Korean companies were also strong performers. Broad weakness in both the China/Hong Kong and Indian markets hurt returns. Japan’s domestic economy continues to show signs of significant improvement, and we believe that the outlook for corporate profits is improving. In contrast, China-related companies have suffered sharp corrections after very strong recent performance and concerns about the potential for overheating in the domestic economy. Indian stocks have also given up some of the considerable gains seen in the last year, with a very sharp drop accompanying the surprise win of the Congress Party—the same party that led India into decades of failed policies after independence.

The Fund is fully invested and well diversified across the vast Asia Pacific region. Our multiyear bias toward domestically generated earnings is seen in the strong weightings in consumer/retail and financial-related companies. A select group of highly competitive, technologically advanced exporters is also a major component of the Fund.

32       MATTHEWS ASIAN FUNDS

M A Y   3 1 ,   2 0 0 4

FUND HIGHLIGHTS	Inception: 10/31/03
----------------------------------------------------------------------------------------
TOTAL RETURN AS OF MAY 31, 2004*
----------------------------------------------------------------------------------------
                                                                             SINCE
                                                            3 MTHS         INCEPTION
----------------------------------------------------------------------------------------
Matthews Asia Pacific Fund                                  -0.09%           7.60%

MSCI All Country Asia Pacific Free Index(1)                 -1.08%           7.57%
----------------------------------------------------------------------------------------
  *Past performance is not indicative of future results.

----------------------------------------------------
                OPERATING EXPENSES(2)
----------------------------------------------------
Since inception to 5/31/04, annualized**      1.72%
----------------------------------------------------
  **Unaudited

----------------------------------------------------
               PORTFOLIO TURNOVER(3)
----------------------------------------------------
Since inception to 5/31/04, annualized**     10.93%
----------------------------------------------------

----------------------------------------
          COUNTRY ALLOCATION++
----------------------------------------
Japan                               37%

China/Hong Kong                     23%

South Korea                         14%

Singapore                            7%

Australia                            5%

India                                4%

Thailand                             4%

Indonesia                            2%

Taiwan                               2%

United Kingdom(1)                    1%

Cash                                 2%
----------------------------------------

----------------------------------------
          SECTOR ALLOCATION++
----------------------------------------
Financials                          27%

Consumer Discretionary              26%

Information Technology              16%

Telecommunication Services          11%

Consumer Staples                     7%

Industrials                          5%

Utilities                            2%

Health Care                          2%

Energy                               1%

Materials                            1%

Cash                                 2%
----------------------------------------

----------------------------------------
          MARKET CAP EXPOSURE++
----------------------------------------
Large cap (over $5 billion)         46%

Mid cap ($1-$5 billion)             41%

Small cap (under $1 billion)        11%

Cash                                 2%
----------------------------------------
  ++Percentage figures are rounded.

--------------------------------------------------------------------------------
           NAV          ASSETS              REDEMPTION FEE       12b-1 FEES
--------------------------------------------------------------------------------
         $10.76     $69.2 million       2.00% within 90 days        None
--------------------------------------------------------------------------------
All data is as of May 31, 2004 unless otherwise noted.
[1]	The MSCI All Country Asia Pacific Free Index is a free float-adjusted market capitalization index measuring the equity market performance in 14 emerging and developed markets of the Asia Pacific region. As of May 31, 2004, 0.97% of the assets in the Matthews Asia Pacific Fund were invested in the United Kingdom, which is not included in the MSCI All Country Asia Pacific Free Index. Source: Bloomberg.
[2]	Includes management fee, shareholder services fees and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[3]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com      33

M A T T H E W S   A S I A    P A C I F I C   F U N D

SCHEDULE OF INVESTMENTS (Unaudited)

EQUITIES: 97.88%*

                                                     SHARES         VALUE
============================================================================
JAPAN: 37.22%
The Sumitomo Trust and
 Banking Co., Ltd.                                  248,000      $1,528,052
Seven-Eleven Japan Co., Ltd.                         44,000       1,389,369
Gulliver International Co., Ltd.                     12,470       1,318,926
Nissin Healthcare Food
 Service Co., Ltd.                                   76,150       1,315,960
Fuji Television Network, Inc.                           573       1,306,456
Secom Co., Ltd.                                      31,500       1,268,265
Niws Co., Ltd.                                          433       1,265,406
Canon, Inc. ADR                                      25,300       1,253,868
Nomura Holdings, Inc.                                81,000       1,241,475
Matsushita Electric
 Industrial Co., Ltd.                                86,000       1,187,387
Makita Corp.                                         83,000       1,163,990
Yamaha Corp.                                         76,200       1,154,117
Nintendo Co., Ltd.                                   11,500       1,152,861
T&D Holdings, Inc.                                   26,730       1,119,746
Sharp Corp.                                          66,000       1,117,268
Mizuho Financial Group, Inc.                            255       1,098,213
Shimano, Inc.                                        43,400       1,022,909
Ito En, Ltd.                                         22,400         962,678
NTT DoCoMo, Inc.                                        454         854,395
Nippon Telegraph & Telephone
 Corp. ADR                                           24,400         608,536
Toppan Forms Co., Ltd.                               43,100         576,357
Honda Motor Co., Ltd.                                13,200         568,487
Nippon Telegraph & Telephone Corp.                      102         501,117
NTT DoCoMo, Inc. ADR                                 21,400         398,682
Honda Motor Co., Ltd. ADR                            18,100         390,960
                                                                 ----------

Total Japan                                                      25,765,480
============================================================================

                                                   SHARES           VALUE
============================================================================
CHINA/HONG KONG: 22.90%
Dah Sing Financial Group                            215,200      $1,449,595
Swire Pacific, Ltd. A Shares                        210,000       1,353,943
Giordano International, Ltd.                      2,028,000       1,242,472
PCCW, Ltd. **                                     1,710,000       1,162,832
China Mobile HK, Ltd. ADR                            66,800         958,580
ASM Pacific Technology, Ltd.                        231,000         921,759
PICC Property and Casualty Co.,
 Ltd. H Shares**                                  2,190,000         864,041
BYD Co., Ltd. H Shares                              230,000         804,155
Lenovo Group, Ltd.                                2,376,000         746,892
Sa Sa International
 Holdings, Ltd.                                   1,936,000         720,358
Sun Hung Kai Properties, Ltd.                        80,000         680,019
Hong Kong and China Gas Co., Ltd.                   421,000         664,404
CNOOC, Ltd. ADR                                      14,200         610,032
SINA Corp. **                                        16,800         608,832
Shangri-La Asia, Ltd.                               620,000         608,553
China Pharmaceutical Group, Ltd.                  1,962,000         591,578
China Telecom Corp.,
 Ltd. H Shares                                    1,742,000         547,595
Cosco Pacific, Ltd.                                 360,000         498,852
Denway Motors, Ltd.                                 572,000         267,876
China Mobile HK, Ltd.                                80,500         230,328
Huaneng Power International,
 Inc. H Shares                                      184,000         171,160
Huaneng Power International,
 Inc. ADR                                             4,000         148,800
                                                                 ----------

Total China/Hong Kong                                            15,852,656
============================================================================

34      MATTHEWS ASIAN FUNDS

M A Y   3 1 ,    2 0 0 4

                                                     SHARES         VALUE
============================================================================
SOUTH KOREA: 13.59%
Amorepacific Corp.                                    6,200      $1,067,084
S1 Corp.                                             48,400       1,046,981
Shinhan Financial Group Co., Ltd.                    46,400         750,796
Kookmin Bank ADR                                     21,240         731,930
Internet Auction Co., Ltd. **                         9,308         727,893
LG Home Shopping, Inc.                               23,522         726,891
NCsoft Corp. **                                       8,780         723,533
Samsung Electronics Co., Ltd.                         1,600         714,194
SK Telecom Co., Ltd. ADR                             32,100         669,927
Samsung Fire & Marine Insurance
 Co., Ltd.                                            9,130         585,442
Hyundai Motor Co., Ltd.                              14,690         563,666
Nong Shim Co., Ltd.                                   2,590         486,897
Kookmin Bank **                                       9,920         344,873
SK Telecom Co., Ltd.                                  1,580         268,544
                                                                  ---------

Total South Korea                                                 9,408,651
============================================================================

SINGAPORE: 6.81%
Venture Corp., Ltd.                                 132,600       1,411,177
DBS Group Holdings, Ltd.                            165,700       1,373,729
Fraser and Neave, Ltd.                              143,800       1,141,438
Hyflux, Ltd.                                        926,875         790,221
                                                                  ---------

Total Singapore                                                   4,716,565
============================================================================

AUSTRALIA: 4.85%
AXA Asia Pacific Holdings, Ltd.                     663,474       1,609,741
Australia and New Zealand
 Banking Group, Ltd.                                102,823       1,330,274
BHP Billiton, Ltd.                                   47,425         407,800
                                                                  ---------

Total Australia                                                   3,347,815
============================================================================

INDIA: 3.59%
HDFC Bank, Ltd.                                     114,104         929,499
Dr. Reddy's Laboratories, Ltd.                       43,880         858,024
Hero Honda Motors, Ltd.                              70,000         697,378
                                                                  ---------

Total India                                                       2,484,901
============================================================================

                                                   SHARES           VALUE
============================================================================
THAILAND: 3.53%
Advanced Info Service
 Public Co., Ltd.                                   548,900      $1,190,614
Bangkok Bank Public Co., Ltd. **                    530,400       1,255,075
                                                                 ----------

Total Thailand                                                    2,445,689
============================================================================

INDONESIA: 2.43%
PT Astra International                            1,367,500         847,776
PT Ramayana Lestari Sentosa                       1,912,500         835,108
                                                                  ---------

Total Indonesia                                                   1,682,884
============================================================================

TAIWAN: 1.99%
Hon Hai Precision Industry Co., Ltd.                337,000       1,380,360
                                                                  ---------

Total Taiwan                                                      1,380,360
============================================================================

UNITED KINGDOM: 0.97%
HSBC Holdings PLC ADR                                 9,000         666,270
                                                                 ----------

Total United Kingdom                                                666,270
============================================================================

TOTAL INVESTMENTS: 97.88%                                        67,751,271
(Cost $68,198,564***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 2.12%                                           1,466,710
                                                                -----------

NET ASSETS: 100.00%                                             $69,217,981
============================================================================

*	As a percentage of net assets as of May 31, 2004
**	Non-income producing security
***	Cost of investments is $68,198,564 and net unrealized depreciation consists of:
  Gross unrealized appreciation.........$3,224,243
  Gross unrealized depreciation.........(3,671,536)
                                        ----------
  Net unrealized appreciation........... $(447,293)
                                        ==========

ADR	American Depositary Receipt

800.789.ASIA [2742]    www.matthewsfunds.com      35

M A Y   3 1 ,   2 0 0 4

M A T T H E W S    A S I A N   F U N D S

BOARD OF TRUSTEES

Disinterested Trustees:
 Richard K. Lyons, Chairman
Robert K. Connolly
Toshi Shibano
Interested Trustees1:
 David FitzWilliam-Lay
G. Paul Matthews
OFFICERS
 G. Paul Matthews
Mark W. Headley
James E. Walter
Downey H. Blount
INVESTMENT ADVISOR
 Matthews International Capital Management, LLC
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
800-789-ASIA [2742]
ACCOUNT SERVICES
 PFPC Inc.
760 Moore Road
King of Prussia, PA 19406
800-789-ASIA [2742]
CUSTODIAN
 The Bank of New York
One Wall Street
New York, NY 10286
LEGAL COUNSEL
 Paul, Hastings, Janofsky & Walker, LLP
55 Second Street
San Francisco, CA 94105

1  As defined under the Investment Company Act of 1940, “Interested” trustees are so defined due to an ownership interest in the Advisor or an office held with the Trust.

36     MATTHEWS ASIAN FUNDS